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                151 Farmington Avenue         SUSAN E. BRYANT
                Hartford, CT 06156            Counsel
                                              Law and Regulatory Affairs, RE4C
                                              (860) 273-7834
                                              Fax: (860) 273-8340


October 2, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:  Filing Desk

     Re: Variable Annuity Account C of Aetna Life Insurance and Annuity Company Post-Effective Amendment No. 10 to the Registration Statement on Form N-4
          File Nos. 33-75964* and 811-2513
          --------------------------------

Gentlemen:

As Counsel of Aetna Life Insurance and Annuity Company (the "Company"), I hereby consent to the use of my opinion dated February 28, 1996 (incorporated herein by reference to the 24f-2 Notice for the fiscal year ended December 31, 1995 filed on behalf of Variable Annuity Account C of Aetna Life Insurance and Annuity Company on February 29, 1996) as an exhibit to this Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-75964) and to my being named under the caption "Legal Matters" therein.

Very truly yours,

/s/ Susan E. Bryant

Susan E. Bryant
Counsel
Aetna Life Insurance and Annuity Company


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* Pursuant to Rule 429(a) under the Securities Act of 1933, Registrant has included a combined prospectus under this Registration Statement which includes all the information which would currently be required in prospectuses relating to the securities covered by the following earlier Registration Statements:
33-75958; 33-75960; and 33-75994.